UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2019

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On January 8, 2019, Nabors Industries Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference (the “Press Release”).

On January 9, 2019, Mr. William Restrepo, CFO of Nabors Industries Ltd., will participate in the Goldman Sachs Global Energy Conference.  Slides related to Mr. Restrepo’s participation in the conference are attached hereto as Exhibit 99.2 and are incorporated herein by reference (the “Presentation Slides”).

The Press Release and Presentation Slides referenced above contain forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such forward-looking statements are subject to risks and uncertainties, as disclosed from time to time in the Company’s filings with the Securities and Exchange Commission.  As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

The information in this Item 2.02 to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.  This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the information incorporated by reference herein).

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release

99.2	Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: January 8, 2019	By:	/s/Mark D. Andrews
Mark D. Andrews
Corporate Secretary